UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 8, 2004

(Date of earliest event reported)

THE GENLYTE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-16960	22-2584333
(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 601, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 420-9500

(Registrant’s telephone number, including area code)

ITEM 5.  Other Events.

On July 8, 2004, The Genlyte Group Incorporated issued the news release attached hereto as Exhibit 99.1 titled “Keene Fraudulent Conveyance Case Against Genlyte Will Not Be Further Appealed.”

ITEM 7.  Financial Statements and Exhibits.

(c)  Exhibits:

99.1                           Company news release titled “Keene Fraudulent Conveyance Case Against Genlyte Will Not Be Further Appealed.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Genlyte Group Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GENLYTE GROUP INCORPORATED

By:	/s/ William G. Ferko
Name: William G. Ferko
Title: Vice President, Chief Financial Officer & Treasurer
Date: July 9, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Company news release titled “Keene Fraudulent Conveyance Case Against Genlyte Will Not Be Further Appealed.”